UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
CURRENT REPORT
______________________________
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2020
CATALENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road	08873
Somerset,	New Jersey
(Address of registrant's principal executive office)	(Zip code)
(732) 537-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).       Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading symbols(s)	Name of each exchange on which registered
Common Stock,	$0.01 par value per share	CTLT	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 1, 2020, Peter Buzy will retire as President, Gene Therapy of Catalent, Inc. (the “Company”) and transition to the newly created position of Chairman, Gene Therapy. It is expected that Mr. Buzy will serve in that capacity for a period of twelve months (the “Transition Period”), during which he will assist in achieving a smooth transition of leadership, in supporting Gene Therapy’s customers and continued expansion, and generally promoting the continued excellence of the Gene Therapy business. Pursuant to the terms of a letter agreement with the Company, Mr. Buzy will receive an annual salary of $125,000 during the Transition Period, as well as a grant of restricted stock units under the Company’s 2018 Omnibus Incentive Plan with a grant-date value of $175,000, which grant will vest on May 31, 2021, subject to his continued employment with the Company and his execution of and compliance with the terms of the applicable grant agreement.

Manja Boerman, who currently serves as Region President, Biologics Europe, will become President, Cell & Gene Therapy upon Mr. Buzy’s retirement. She will continue to report directly to Karen Flynn, the Company’s President, Biologics and Chief Commercial Officer. Ms. Boerman joined the Company in December 2019 from her previous role as President of Aesica Pharmaceuticals, and has over 20 years’ experience in biotech and pharmaceutical services. She holds a doctorate in biochemistry from the State University of New York at Buffalo School of Pharmacy and Pharmaceutical Sciences.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release of April 30, 2020 announcing Mr. Buzy’s retirement and appointment and Ms. Boerman’s appointment has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01  Financial Statements and Exhibits.

d. Exhibits. The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release, April 30, 2020, issued by Catalent, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ STEVEN L. FASMAN
Steven L. Fasman
Senior Vice President, General Counsel, and Secretary

Date: April 30, 2020
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